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                                                                    EXHIBIT 32.1

                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                                OF BESTWAY, INC.

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the annual report on Form 10-K (the "Form 10-K") for the year ended July 31, 2003 of Bestway, Inc. (the "Issuer").

I, David A. Kraemer, Chief Executive Officer of the Issuer, certify that to the best of my knowledge:

         (i) the Form 10-K fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated:  October 27, 2003.

                                                   /s/ David A. Kraemer
                                                   -----------------------------
                                                   David A. Kraemer

Subscribed and sworn to before me
this 27 day of October 2003.

/s/ Jeanne A. Andress
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Name: Jeanne A. Andress
      --------------------------------------
Title: Notary Public

My commission expires:  4/13/2006
                       ---------------------